UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2014

PROTALEX, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-28385	91-2003490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

131 Columbia Turnpike Avenue, Suite 1 Florham Park, New Jersey		07932
(Address of Principal Executive Offices)		(Zip Code)

(215) 862-9720

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933, as amended (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13e-4(c))

Item 5.02	Election of Directors

Effective February 4, 2014, Marco M Elser was appointed to the Board of Directors (the “Board”) of Protalex, Inc. (the “Company”). Mr. Elser’s appointment fills the vacancy on the Board that resulted from the recent death of John Doherty.

Mr. Elser has not had any direct or indirect interest in any transactions with the Company that requires disclosure under Item 404(a) of Regulation S-K except that, he was the manager of two entities that invested an aggregate of $204,000 in the Company’s Regulation D private placement to accredited investors which was completed in January 2014. There was no prior agreement or understanding with Mr. Elser or any of his affiliates with respect to his appoint to the Board.

There is no existing family relationship between Mr. Elser and any director or executive officer of the Company.

BIOGRAPHICAL INFORMATION REGARDING THE INCOMING DIRECTORS

The principal occupation and brief summary of Mr. Elser’s background is as follows:

Marco M. Elser, age 55, has been a partner with AdviCorp Plc, a London-based investment banking firm for more than five years.  From 1994 to 2001, Mr. Elser served as International Vice President of Northeast Securities, managing distressed funds for family offices and small institutions. Previously, from 1985 through 1995, he served as a First Vice President of Merrill Lynch Capital Markets in Rome and London.  Mr. Elser served on the Board of Directors of Pine Brook Capital, a Shelton CT based engineering company from 2007 to 2012 and was its Chairman from 2009 through 2012. He is presently also a director (since 2002) of North Hills Signal Processing Corporation, a Long Island, NY based technology company and a director (since 2012) of Trans-Lux Corporation a Norwalk, CT based designer and manufacturer of digital signage display solutions.  Mr. Elser is also the president of the Harvard Club of Italy, an association he founded in 2002 with other alumni in Italy where he has been living since 1984. He received his BA in Economics from Harvard College in 1981. Mr. Elser’s extensive knowledge of international finance and commerce will allow him to make valuable contributions to the Board.

Item 8.01.	Other Events.

On February 5, 2014, the Company announced the appointment of Mr. Elser to its Board. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated February 5, 2014.

* * * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTALEX, INC.

Dated: February 5, 2014	By:	/s/ Arnold P. Kling
Arnold P. Kling
President

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